UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2017

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 S. Rainbow Blvd., Suite 500, Las Vegas, Nevada 89118

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2017, MGM Growth Properties LLC (the “Company”), MGM Resorts International (“MGM Resorts”), MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), MGP Lessor, LLC (the “Landlord”), MGM National Harbor, LLC (“MGM National Harbor”) and MGM Lessee, LLC, entered into a master transaction agreement (the “Master Transaction Agreement”), which provides for, among other things, the assignment of the ground lease and real property improvements (the “Property”) related to the MGM National Harbor Resort and Casino (“National Harbor”) located in Prince George’s County, Maryland from MGM National Harbor to the Landlord, a subsidiary of the Company. Following the transactions, MGM National Harbor will continue to own the non-real property assets and operate the property.

Upon the terms and subject to the conditions set forth in the Master Transaction Agreement, the Company will acquire from MGM Resorts all of the Property in exchange for total consideration of $1,187.5 million, which will consist of the assumption by the Landlord of $425 million of indebtedness from MGM National Harbor, 9,771,987 Operating Partnership units based on a price per unit of $30.70 (the last closing price of the Company’s Class A common shares prior to announcement) and $462.5 million in cash. The transaction is expected to close in the fourth quarter of 2017, subject to regulatory approvals and other customary closing conditions.

The Property will be leased by the Landlord to MGM Lessee, LLC via a second amendment to the existing Master Lease, dated as of April 25, 2016, between the Landlord and MGM Lessee, LLC (as amended, the “Master Lease”). Following the consummation of the transaction, the initial rent under the Master Lease will be increased by $95 million, 90% of which shall be allocated to the Base Rent (as defined in the Master Lease) and 10% of which shall be allocated to the Percentage Rent (as defined in the Master Lease). As a result of the foregoing, following the closing of the acquisition, the Base Rent under the Master Lease will be $682.2 million and the Percentage Rent shall be $74.5 million.

The representations, warranties and covenants contained in the Master Transaction Agreement were made only for purposes of the Master Transaction Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to such agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Master Transaction Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Master Transaction Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company.

This description of the Master Transaction Agreement is qualified in its entirety by reference to the full text of the Master Transaction Agreement attached hereto as Exhibit 2.1.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Master Transaction Agreement, the Operating Partnership agreed to issue 9,771,987 Operating Partnership units, based on a price per unit of $30.70 (the closing price of the Company’s Class A common shares on the trading day prior to announcement) as part of the consideration payable for the Property to MGM National Harbor, a subsidiary of MGM Resorts. The issuance of the units is subject to the closing of the transaction, which is subject to regulatory approvals and other customary closing conditions. The Operating Partnership units were issued in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On September 5, 2017, the Company commenced an underwritten follow-on public offering of 11,500,000 of its Class A shares representing limited liability company interests (the “shares”) pursuant to a Registration Statement on Form S-3 filed by the Company on May 18, 2017 (the “Offering”). As part of the Offering, the Company also intends to grant the underwriters a 30-day overallotment option to purchase up to an additional 1,725,000 Class A shares.

In connection with the Offering, the Company disclosed certain information to prospective investors in a preliminary prospectus supplement dated September 5, 2017. The preliminary prospectus supplement disclosed certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such information, in the general form presented in the preliminary prospectus supplement, as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

2.1	Master Transaction Agreement by and among MGM National Harbor, LLC, MGM Growth Properties LLC, MGM Resorts International, MGM Growth Properties Operating Partnership LP, MGP Lessor, LLC and MGM Lessee, LLC, dated as of September 5, 2017

99.1	Excerpts from preliminary prospectus supplement of MGM Growth Properties LLC, dated September 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: September 5, 2017	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Secretary

MGM Growth Properties Operating Partnership LP

By: MGM Growth Properties OP GP LLC, its general partner

Date: September 5, 2017	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Master Transaction Agreement by and among MGM National Harbor, LLC, MGM Growth Properties LLC, MGM Resorts International, MGM Growth Properties Operating Partnership LP, MGP Lessor, LLC and MGM Lessee, LLC, dated as of September 5, 2017

99.1	Excerpts from preliminary prospectus supplement of MGM Growth Properties LLC, dated September 5, 2017